                                                                    EXHIBIT 10.7

                               LICENSE AGREEMENT


     This License Agreement, made and entered into this ___ day of June, 1996 (hereinafter called "Agreement Date") is by and between Stephan Weiss (hereinafter called "Licensor"), having a principal residence at _______________________________ and Donna Karan Studio (hereinafter called "Licensee"), a corporation organized under the laws of the State of Delaware, and having its principal place of business at 550 Seventh Avenue, New York, New York 10018.

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, Licensor is the owner of Intellectual Property Rights including Design Patents, Utility Patents, Copyrights, Trade Dress Rights, Trademark Rights and Know How (each as defined below);

     WHEREAS, Licensor is willing to grant Licensee an exclusive license to certain Intellectual Property Rights and a nonexclusive license to the remaining Intellectual Property Rights; and

     WHEREAS, Licensee desires to obtain the exclusive license and the nonexclusive license;

     NOW THEREFORE, in consideration of the promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:



     1.  Definitions.
         -----------

     1.1 The term "Limited Use Nonexclusive Intellectual Property Rights" shall mean any process, machine, manufacture, composition or improvement thereof in the Field invented or developed by Licensor and any and all other intellectual property rights related thereto within or outside of the United States including any utility patent rights, know how, trade secrets, unpatented and/or unpatentable technical information, devices, models, things, methods, documents and other materials or other confidential or non-confidential information. A list of current Utility Patents and Patent Applications is included in Schedule A.

     1.2 The term "Exclusive Intellectual Property Rights" shall mean any designs and any pictorial, graphic and sculptural works in the Field developed or authored by Licensor in the form and manner as exists at the date hereof and any and all other intellectual property rights related thereto within or outside of the United States including any design patent rights, utility model and industrial design rights, trade dress rights, trademark rights, copyright and related rights, know how, trade secrets, unpatented and/or unpatentable technical information, devices, models, things, methods, documents and other materials or other confidential or non-confidential information. A list of current Design Patents, Design Patent Applications and Copyright Registrations is included in Schedule B.

     1.3  The term "Field" shall mean the beauty division of the Licensee.

     1.4 The term "Licensed Products" shall mean the beauty products of Licensee that as of the date hereof incorporate or otherwise utilize or have incorporated or have otherwise utilized the Limited Use Nonexclusive Intellectual Property Rights or the Exclusive Intellectual Property Rights.

     1.5  The term "the Parties" shall mean Licensee and Licensor.

     1.6  The term "the Territory" shall mean the world.

     2.  Grant of Licenses.
         -----------------

     2.1 Licensor hereby grants to Licensee a nonexclusive, royalty free right and license, with the right to grant sublicenses to the DKI Group (as hereinafter defined), to use the Limited Use Intellectual Property Rights throughout the Territory to design, manufacture, market, advertise, distribute and sell the Licensed Products in the Field.

     2.2 Licensor further grants Licensee an exclusive, royalty free right and license, with the right to grant sublicenses to the DKI Group (as hereinafter defined), to use the Exclusive Intellectual Property Rights throughout the Territory to design, manufacture, market, advertise, distribute and sell the Licensed Products in the Field.

     2.3 The DKI Group shall mean (a) Licensee, its parent company Donna Karan International Inc. ("DKI") or any other holding company or parent company of Licensee and (b) any present or future, direct or indirect, subsidiary of Licensee or DKI or any other holding company or parent company of Licensee and
(c) any present or future entity (i) through which Licensee or DKI or any other holding company or parent company of Licensee directly or indirectly conducts its business (including, but not limited to, any partnerships or joint ventures) and (ii) any affiliate of Licensee, DKI or any other holding company or parent company of Licensee and (d) any present or future, direct or indirect, sublicensee or sub-sublicensee of Licensee permitted hereunder.

     3.  Reasonable Efforts.  Licensee shall use reasonable efforts to
         ------------------
manufacture, market, distribute and sell Licensed Products in the Field in a manner consistent with reasonable business practices and judgment. The parties recognize that, in view of changing styles over time in the beauty field, Licensee in its sole discretion may continue or discontinue and subject to Paragraph 8.5 hereof the manufacture, marketing, distribution or sale of any of the Licensed Products and that upon any such discontinuance the rights granted hereunder to Licensee as relate to such discontinued Licensed Products shall automatically revert to Licensor.

     4.  Payment.  In consideration of the licenses granted to Licensee,
         -------
Licensee shall pay to Licensor contemporaneously with the execution of this License Agreement the sum of $392,560, representing reimbursement of Licensor's out-of-pocket costs and expenses incurred in the development of the Limited Use Nonexclusive Intellectual Property Rights and the Exclusive Intellectual Property Rights.

     5.  Reports and Quality Control.
         ---------------------------

     5.1 Upon reasonable notice to Licensee and at the request of Licensor, Licensee shall provide Licensor with a list of the Licensed Products that are in production by Licensee at the time of Licensor's request. Licensor may request such a list up to two times in each calendar year.

     5.2 The Licensed Products shall meet the high standards of quality, workmanship, material, and style as presently established by Licensor unless otherwise agreed upon by Licensor and Licensee. Licensee will not knowingly cause or authorize any Licensed Products not conforming to the conditions of this Paragraph 5.2 to be available for sale as doing so may adversely affect the Limited Use Nonexclusive Intellectual Property Rights and Exclusive Intellectual Property Rights. All Licensed Products shall conform to and comply with, in all material respects, all foreign, federal, state and local laws, rules and regulations governing the design, quality or safety of such Licensed Products. Licensee shall not cause or authorize (i) the use of any substandard materials in the manufacture of the Licensed Products; (ii) any violation of any foreign, federal, state or local law or regulation, in its actions under or related to the license granted hereunder, including but not limited to regulations imposing advertising or marketing standards or requiring trade or content descriptions of the Licensed Products; or (iii) the use of the Limited Use Nonexclusive Intellectual Property Rights and the Exclusive Intellectual Property Rights in connection with any product or activity that is not the subject of this license.

     5.3 In order to provide Licensor with assurance that the Licensed Products manufactured and sold meet the high standards described in Paragraph 5.2, Licensee shall cooperate and shall cause its sublicensees to cooperate in all reasonable respects including the right of Licensor to inspect the Licensed Products and the facilities used to manufacture Licensed Products. Any such inspection shall be arranged upon reasonable notice and during normal business hours, shall relate only to the inspection of that portion of the facilities used in connection with the Licensed Products and shall not interfere with or include portions of the facility utilized for other proprietary activities which are not the subject of this license.

     6.  Patents and Infringement.
     --  ------------------------

     6.1 Licensee shall be responsible for all costs and expenses related to procuring and maintaining statutory protection of the Limited Use Nonexclusive Intellectual Property Rights or Exclusive Intellectual Property Rights.
Licensor shall not take any action or fail to take action that will result in abandonment, cancellation, lapse or the like of any statutory rights in the Limited Use Nonexclusive Intellectual Property Rights or Exclusive Intellectual Property Rights. Moreover, at Licensee's request and expense, Licensor shall fully cooperate with Licensee to procure or maintain statutory protection of any of the Limited Use Nonexclusive Intellectual Property Rights or Exclusive Property Rights.

     6.2 If it is believed in good faith that the Limited Use Nonexclusive Intellectual Property Rights or Exclusive Intellectual Property Rights are infringed or otherwise violated by a third party, the party to this License Agreement first having knowledge of such infringement shall promptly notify the other in writing, which notice shall set forth the facts in reasonable detail. Licensor shall have the initial right, but not the obligation, to institute and prosecute at its own expense any such infringement and to select counsel in connection with the prosecution of any such infringement. If Licensor fails to bring such action within a period of one (1) month after receiving written notice or otherwise having knowledge of such infringement, then Licensee shall have the right, but not the obligation, to prosecute at its own expense any such infringement and to select counsel in connection with the prosecution of any such infringement. Each of Licensor and Licensee agree that each shall, at the request of the other, take all appropriate or necessary actions to assist in the prosecution of any such proceeding instituted by the other party (including, but not limited to, consenting to being jointed in such proceeding). Any recovery of damages and costs in such suit shall be apportioned as follows: the party bringing suit shall first recover an amount equal to two (2) times the cost and expense incurred by such party directly related to the prosecution of such action and the remainder shall be divided equally between Licensor and Licensee. The foregoing infringement provisions shall survive termination or expiration of this License Agreement.

     Both Licensor and Licensee shall agree upon any disposition or settlement of any such action which is a final judgment on the merits.

     Furthermore, notwithstanding this provision, Licensee may take immediate action against a third party without the consent of Licensor to prevent activities such as diversion or counterfeiting of the Licensed Products in order to avoid the immediate and often irreparable harm that Licensee would suffer from such activities. Licensee shall provide Licensor with prompt notice that Licensee has taken any such action.

     7.  Sublicensees.  Licensee shall be responsible for its sublicensees and
         ------------
shall not grant any rights which are inconsistent with the rights granted to and obligations of Licensee hereunder. If any act or omission of a sublicensee would be a breach of this License Agreement if performed by Licensee, Licensee shall take the necessary action to cause the sublicensee to cure the breach or shall terminate any license rights of the sublicensee. Licensee shall give Licensor prompt notification of the identity and address of each sublicensee with whom it concludes a sublicense agreement and shall supply Licensor with a copy of each such sublicense agreement.

     8.  Termination.
         -----------

     8.1 Unless earlier terminated, this License Agreement shall extend in perpetuity.

     8.2 In the event of the default or failure by either Party to perform any of the terms, covenants or provisions of this License Agreement to be done and performed by such Party which default shall have a material adverse effect on the business of the non-performing party, the non-performing Party shall have one hundred and eighty (180) days after the giving of written notice by the other Party of such default within which to correct such default. If such default is not corrected within the said one hundred and eighty (180) day period after notice, the performing Party shall have the right, at its option, to cancel and terminate this entire License Agreement. Notwithstanding, Licensee shall not be in default for failure to perform based upon any act by a sublicensee, if Licensee takes action as required under Paragraph 7 against the sublicensee and such default does not have a material adverse effect on the business of Licensor or does not adversely effect the rights of Licensor to the Limited Use Nonexclusive Intellectual Property Rights or the Exclusive Intellectual Property Rights. Either Party shall have the right, at its option, upon ten days prior written notice, to cancel and terminate this entire License Agreement in the event that the other Party shall become involved in insolvency, dissolution, bankruptcy or receivership proceedings affecting the operation of its business or in the event that the other Party shall discontinue its business for any reason.

     8.3 In the event of any termination or expiration of this License Agreement pursuant to Paragraphs 8.1 or 8.2, all rights licensed by Licensor to Licensee hereunder shall revert to Licensor.

     8.4 No termination or expiration of this License Agreement or any portion thereof shall constitute a termination or expiration or a waiver of any rights of either Party against the other Party accruing at or prior to the time of such termination or expiration.

     8.5 If this License Agreement or any portion thereof is terminated, Licensee shall be permitted to fill orders in existence at the time of termination and additionally shall for a period of three months be permitted to sell existing inventory of the Licensed Products.

     9.  Assignability.  This License Agreement shall be binding upon and shall
         -------------
inure to the benefit of Licensor and his heirs and shall be binding upon and shall inure to the benefit of Licensee and the successor to the entire beauty business of DKI, but shall not otherwise be assignable or assigned by either Party without prior approval by the other Party being first obtained in writing, which approval shall not be unreasonably withheld.

     10.  Governing Law.  This License Agreement shall be construed according to
          -------------
the laws of the State of New York and any and all disputes arising hereunder shall be resolved in the courts of the State of New York without giving effect to the principles of the Conflict of laws provision thereof; provided, however, that any patent question or controversy shall be resolved in the courts having jurisdiction over the patent or patents in question and in accordance with the laws applicable to such patent or patents.

     11.  Notices; Addresses.  All notices and other communications required or
          ------------------
permitted by this License Agreement to be given to any Party hereto shall be in writing and shall be deemed to be duly given if personally delivered, if mailed (by certified or registered mail, return receipt requested) or if delivered by a nationally-recognized overnight mail or courier service, to the party concerned at its address. For the purpose of providing any such notices and other communications, the addresses set forth in the introductory paragraph of this License Agreement shall be used unless changed by written notification to the other Party.

     12.  Additional Provisions.
          ---------------------

     12.1  Use of Licensor Name.  Except as required by law, Licensee agrees
           --------------------
that it may not use in any way the Licensor's name or any logotypes or symbols associated with the Licensor in connection with Licensed Products without the prior written consent of Licensor.

     12.2  Confidentiality.  Licensee agrees to use reasonable efforts (which
           ---------------
shall be at least as great as the efforts it uses to maintain the confidentiality of its own confidential information) to maintain in confidence any confidential information relating to the Limited Use Nonexclusive Intellectual Property Rights and Exclusive Intellectual Property Rights, and to use the same only in accordance with this License Agreement. Such obligation of confidentiality shall not apply to information which Licensee can demonstrate:
(i) was at the time of disclosure in the public domain; (ii) has come into the public domain after disclosure through no fault of Licensee or its sublicensees; or (iii) was known to Licensee or its sublicensees prior to disclosure thereof by Licensor. Notwithstanding, the following acts shall not be deemed to be a breach of confidentiality by Licensee: (i) disclosure required to procure, maintain or enforce statutory protection of the Limited Use Nonexclusive Intellectual Property Rights or Exclusive Intellectual Property Rights; (ii) disclosure required by law or by a court; (iii) disclosure occurring by use, inspection or the like of products incorporating the Limited Use Nonexclusive Intellectual Property Rights or Exclusive Intellectual Property Rights; (iv) disclosure by a sublicensee in violation of the terms of this License Agreement or the sublicense agreement (subject to Licensee's obligations under paragraph 7 hereof); and (v) disclosures necessary to bona fide subcontractors to enable them to perform their contract or to bid for a contract. The foregoing obligations of confidentiality shall survive termination or expiration of this License Agreement.

     12.3  Indemnity.  Each Party shall notify the other of any claim, lawsuit
           ---------
or other proceeding related to the Licensed Products. Subject to the following sentence, Licensee agrees that it will defend, indemnify and hold harmless Licensor, from and against any and all claims, causes of action, lawsuits or other proceedings filed or otherwise instituted against the Licensor by third parties related directly or indirectly to or arising out of the design, manufacture, distribution, sale or use of the Licensed Products or any other embodiment of the Limited Use Nonexclusive Intellectual Property Rights or Exclusive Intellectual Property Rights by Licensee, or its sublicensees. Licensee will also assume responsibility for all costs and expenses related to such claims and lawsuits for which it is obligated to indemnify Licensor pursuant to this Paragraph 12.3, including, but not limited to, the payment of all reasonable attorneys' fees and costs of litigation or other defense. Licensor shall promptly notify Licensee of any such claim or action which is to be indemnified and Licensee shall have the right to control the defense, settlement or compromise thereof. The foregoing obligation of indemnity shall survive termination or expiration of this License Agreement.

     12.4  Insurance.  Licensee and each of its Affiliates and sublicensees,
           ---------
shall, for so long as Licensee, its Affiliates, or sublicensees manufacture, use or sell any Licensed Product(s), maintain in full force and effect policies of
(i) general liability insurance (with Broad Form General Liability endorsement) with limits of not less than those generally acceptable under industry standards and (ii) products liability insurance, with limits of not less than those generally acceptable under industry standards. Such coverage(s) shall be purchased from a carrier or carriers deemed acceptable to Licensor. Upon request by Licensor, Licensee shall provide certificate(s) evidencing the coverage(s) maintained.

     12.5  Disclaimers.  Licensor shall not assume any responsibility for the
           -----------
design, manufacture, product specifications, or use of the Licensed Products which are manufactured by or for or sold by Licensee or its sublicensees. All warranties in connection with the Licensed Products shall be made by Licensee (or the particular licensee or sublicensee that is involved) as the manufacturer or seller thereof and none of such warranties shall directly or by implication in any way obligate Licensor.

     12.6  Disclaimer of Warranty.  Licensor makes no warranties or
           ----------------------
representations, expressed or implied, including but not limited to, warranties of fitness or merchantability, regarding the Licensed Products.

     12.7  Failure to Enforce; Exercise of Rights.  The failure of either Party
           --------------------------------------
to enforce at anytime any of the provisions of this License Agreement or any rights with respect thereto, or to exercise any election herein provided, shall in no way be considered to be a waiver of such provisions, rights or elections, or in any way to affect the validity of this License Agreement. Exercise by either Party of any of its rights herein or any of its elections under the terms and covenants herein shall not preclude either Party from exercising the same or any other rights in this License Agreement irrespective of any previous action or proceeding taken by either Party hereunder.

     12.8  Severability.  If any provision of this License Agreement is
           ------------
judicially or in an arbitration proceeding determined to be void or unenforceable, such provision shall be deemed to be severable from the other provisions of this License Agreement which shall remain in full force and effect. Either Party may request that a provision otherwise void or unenforceable be reformed so as to be valid and enforceable to the maximum extent permitted by law.

     12.9  Entire Agreement; Amendments.  The terms and conditions herein
           ----------------------------
constitute the entire agreement between the Parties and shall supersede all previous agreements, either oral or written, between the Parties hereto with respect to the subject matter hereof. No agreement of understanding bearing on this License Agreement and no change, modification or amendment relating to the License Agreement shall be binding upon either Party hereto unless it shall be in writing and signed by the duly authorized officer or representative of each of the Parties and shall expressly refer to this License Agreement.

     This License Agreement shall be effective as of the day and year first above written.

                                  LICENSEE:

                                  DONNA KARAN STUDIO


                                  By:________________________________
                                     Name:
                                     Title:


                                  LICENSOR:


                                  By:________________________________
                                     Name:  Stephan Weiss


73771

                          SCHEDULE A TO EXHIBIT 10.7
                          --------------------------

Tab 1
- -----

             U.S. AND FOREIGN PATENT APPLICATIONS AND REGISTRATIONS
             ------------------------------------------------------


CMS Ref. 513501-  STATUS       APPLN. NO.     REG. NO.
- ----------------  ------       ----------     --------

2004              REGISTERED   07/937,656     Des. 352,890
2014              ALLOWED      MI 5300229
2143              PENDING      1994-0965
2023              REGISTERED   27-08-92-13    75820
2015              REGISTERED   93300985.2     93300985.2
2016              REGISTERED   93 10 80       93 10 80
2017              REGISTERED   M9301698.0     M9301698.0
2027              REGISTERED   D72/93         D.10002
2029              REGISTERED   20608          20608
2018              REGISTERED   MI930 000115   MI930 000115
2031              PENDING      5851/1993
2033              REGISTERED   93-3352        147412
2035              REGISTERED   93138          6337
2012              REGISTERED   129.548        129.548
2037              REGISTERED   2029470        2029470



Tab 2
- -----

         U.S. AND FOREIGN DESIGN PATENT APPLICATIONS AND REGISTRATIONS
         -------------------------------------------------------------


CMS Ref. 513501-  STATUS       APPLN. NO.     REG. NO.
- ----------------  ------       ----------     -------------

     2140         PENDING      29/018,779
     2141         REGISTERED   83301465       45779
     2142         REGISTERED   22258          22258
     2143         REGISTERED   1994-0965      75821
     2144         PENDING      MI 5400784-4
     2145         REGISTERED   94305872.4     94305872.4
     2146         REGISTERED   94 36 42       94 36 42
     2147         REGISTERED   M 94 04 637.9  M 94 04 637.9
     2148         REGISTERED   139/94         D.10443
     2149         REGISTERED   MI940 000356   MI940 000356
     2150         ALLOWED;     20319/1994
                  awaiting
                  registration
                  certificate
     2155         ALLOWED;     20320/1994
                  awaiting
                  registration
                  certificate
     2151         ALLOWED;     94-12235
                  awaiting
                  registration
                  certificate
     2152         REGISTERED   94563          7344
     2153         REGISTERED   0132844        132844
     2154         REGISTERED   2040437        2040437



Tab 3
- -----

         U.S. AND FOREIGN DESIGN PATENT APPLICATIONS AND REGISTRATIONS
         -------------------------------------------------------------

CMS Ref. 513501-  STATUS      APPLN. NO.      REG. NO.
- ----------------  ------      ----------      --------

   2038           REGISTERED    29/012,238     D353774
   2058           PENDING       MI 5400047-5
   2064           REGISTERED    1994-0198      74787
   2070           REGISTERED    94 3 01340.2   94 3 01340.2
   2076           REGISTERED    94 06 78       94 06 78
   2082           REGISTERED    M 94 00 264.9  M 94 00 264.9
   2088           REGISTERED    5/94  D.10305
   2094           REGISTERED    21954          21954
   2100           REGISTERED    MI940 000026   MI940 000026
   2106           PENDING       3247/1994
   2112           REGISTERED    94-1920        164524
   2118           REGISTERED    94 00113       7003
   2124           REGISTERED    131706         131706
   2050           REGISTERED    82308799       42361
   2130           REGISTERED    2036314        2036314




Tab 4
- -----

         U.S. AND FOREIGN DESIGN PATENT APPLICATIONS AND REGISTRATIONS
         -------------------------------------------------------------



CMS Ref. 513501-  STATUS       APPLN. NO.      REG. NO.
- ----------------  ------       ----------      --------

   2039           REGISTERED   29/013,654           Des. 358,099
   2160           REGISTERED   29/032359            D369298
   2167           ALLOWED      29/045797
   2059           PENDING      MI 5400048-3
   2065           REGISTERED   1994-0199            76794
   2156           REGISTERED   1995-0060            76795
   2157           REGISTERED   1995-0061            76796
   2071           REGISTERED   94 3 03001.3         94303001.3
   2077           REGISTERED   94 14 33             94 14 33
   2082           REGISTERED   M 94 00 264.9        M 94 00 264.9
   2089           REGISTERED   6/94  D.10306
   2095           REGISTERED   21955                21955
   2101           REGISTERED   MI940 000027         MI940 000027
   2107           ALLOWED;     3248/1994
                  awaiting
                  registration
                  certificate
   2137           PENDING      3249/1994
   2138           ALLOWED;     3250/1995
                  awaiting
                  registration
                  certificate
   2113           REGISTERED   94-1921              163151
   2158           REGISTERED   163152
   2159           REGISTERED   94-27958             163153
   2119           REGISTERED   94 00115             7005
   2125           REGISTERED   131707               131707
   2053           REGISTERED   83301616             44401
   2056           REGISTERED   83301618             44097
   2057           REGISTERED   83301617             47665
   2131           REGISTERED                        2036315



Tab 5
- -----

         U.S. AND FOREIGN DESIGN PATENT APPLICATIONS AND REGISTRATIONS
         -------------------------------------------------------------


CMS Ref. 513501-     STATUS      APPLN. NO.      REG. NO.
- ----------------  ------------  -------------  -------------

    2040          REGISTERED    29/012,234      Des.357,857
    2060          PENDING       MI 5400049-1
    2066          REGISTERED    1994-0200       74788
    2072          REGISTERED    94 3 03002.1    94303002.1
    2076          REGISTERED    94 06 78  94 06 78
    2082          REGISTERED    M 94 00 264.9   M 94 00 264.9
    2090          REGISTERED    7/94  D.10307
    2096          REGISTERED    21956  21956
    2102          REGISTERED    MI940 000028    MI940 000028
    2108          PENDING       3251/1994
    2114          REGISTERED    94-1918         164523
    2120          REGISTERED    94 00112        7002
    2126          REGISTERED    131708          131708
    2051          PENDING       82308797
    2132          REGISTERED    2036316         2036316


Tab 6
- -----

         U.S. AND FOREIGN DESIGN PATENT APPLICATIONS AND REGISTRATIONS
         -------------------------------------------------------------

CMS Ref. 513501-     STATUS      APPLN. NO.     REG. NO.
- ----------------  ------------  ------------  ------------

    2002          REGISTERED     07/937,659    Des. 353,097
    2008          REGISTERED     27-08-92-11   73607
    2016          REGISTERED     93 10 80      93 10 80
    2017          REGISTERED     M9301698.0    M9301698.0
    2009          REGISTERED     D70/93        D.10000
    2010          REGISTERED     20606         20606
    2018          REGISTERED     MI93 0000115  MI93 0000115
    2019          PENDING        5849/1993
    2020          REGISTERED     93-3350       147410
    2011          REGISTERED     93140         6339
    2013          REGISTERED     2029468       2029468




Tab 7
- -----

         U.S. AND FOREIGN DESIGN PATENT APPLICATIONS AND REGISTRATIONS
         -------------------------------------------------------------


CMS Ref. 513501-  STATUS    APPLN. NO.  REG. NO.
- ----------------  ------    ----------  --------
     2006      REGISTERED  07/936,252  Des. 353,993




Tab 8
- -----

U.S. AND FOREIGN DESIGN PATENT APPLICATIONS AND REGISTRATIONS
- -------------------------------------------------------------


CMS Ref. 513501-     STATUS      APPLN. NO.      REG. NO.
- ----------------  ------------  -------------  -------------
      2041        REGISTERED    29/012,237  Des. 355.507
      2061        PENDING       MI 5400050-5
      2067        REGISTERED    1994-0201        74789
      2073        REGISTERED    94 3 03003.X     94 3 03003.X
      2076        REGISTERED    94 06 78         94 06 78
      2082        REGISTERED    M 94 00 264.9    M 94 00 264.9
      2091        REGISTERED    8/94  D.10308
      2097        REGISTERED    21957            21957
      2103        REGISTERED    MI940 000025     MI940 000025
      2109        PENDING       3252/1994
      2115        REGISTERED    94-1919          164526
      2121        REGISTERED    94 00114         7004
      2127        REGISTERED    131709           131709
      2052        REGISTERED    82308798         42681
      2133        REGISTERED    2036317          2036317


Tab 9
- -----

         U.S. AND FOREIGN DESIGN PATENT APPLICATIONS AND REGISTRATIONS
         -------------------------------------------------------------


CMS Ref. 513501-     STATUS      APPLN. NO.     REG. NO.
- ----------------  ------------  ------------  ------------

   2003           REGISTERED     07/937,658   Des. 348,218
   2022           REGISTERED     27-08-92-12  73608
   2016           REGISTERED     93 10 80     93 10 80
   2017           REGISTERED     M9301698.0   M9301698.0
   2026           REGISTERED     D71/93       D.10001
   2028           REGISTERED     20607        20607
   2018           REGISTERED     MI93 0000115 MI93 0000115
   2030           PENDING        5850/1993
   2032           REGISTERED     93-3351      147411
   2034           REGISTERED     93139        6338
   2036           REGISTERED     2029469      2029469


Tab 10
- ------

         U.S. AND FOREIGN DESIGN PATENT APPLICATIONS AND REGISTRATIONS
         -------------------------------------------------------------


CMS Ref. 513501-     STATUS     APPLN. NO.   REG. NO.
- ----------------  ------------  -----------  ---------

  2005            ABANDONED      07/938,889
  2042            REGISTERED     11/1291      5377869
  3000            REGISTERED     08/342,888   5,487,489
  2164            PENDING        2142470
  2045            PENDING        US93/08009
  2046            REGISTERED     93118809.1   1087870A
  2162            PENDING        93921191.8
  2047            PENDING        106814
  2048            PENDING        93 05225
  2049            REGISTERED     82106981     68856
  2165            PENDING        507293/1994
  2166            PENDING        95-700723
  2164            PENDING        2,142,470
  2163            PENDING        9396950-2


Tab 11
- ------

         U.S. AND FOREIGN DESIGN PATENT APPLICATIONS AND REGISTRATIONS
         -------------------------------------------------------------


CMS Ref. 513501-  STATUS    APPLN. NO.  REG. NO.
- ----------------  ------    ---------   --------
     2168      PENDING     29/047630



Tab 12
- ------------------

CMS Ref. 513501-    STATUS      REG. NO.
- ------------------  ----------  -----------
     8001           REGISTERED  VA 263 292
     8002           REGISTERED  VAu 294-271
     8003           REGISTERED  VA 263 293
     8004           REGISTERED  VA 263 291


                                     -11-